DEATH BENEFIT OPTION 1

Development of Policy Value

--------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                    $ 2,354.35

 (B)  Plus Premium Paid in Year 5                                                      1,000.00

 (C)  Minus Premium Load                                                                  70.00
      [(5.00% + 2.00%) * $1,000]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                               $ 3,284.35
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   32.64
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 5.00

 (G)  Minus Asset Based Charge -

 (H)  Plus Investment Return3 11.59 [ ( D - E - F - G ) * ((1+0.0437)^(1/12)-1)
      ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                     $ 3,258.30
      [ D - E - F - G + H ]



-------------------------------------------------------------------------------

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.00^1/12)] less Cash Value at Beginning of Month
3    Hypothetical   Gross  Investment  Return  of  6.00%  less  the  Investement
     Management Fee of 0.88% and M&E charge of .75%




Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                     $ 3,258.30

 (K)  Less Surrender Charge 375.75 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                  $ 2,882.55
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                              $ 5.01

 (2)  Surrender Charge Multiplier for Year 5                                               0.75

 (3)  Face Amount                                                                    100,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Surrender Charge                                                                 $ 375.75
      [ 1 * (3 / 1,000) * 2 * 4 ]




Development of Death Benefit

------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                     $ 3,258.30

 (N) Applicable Percentage 1.91
                                                                               -----------------

 (O)  Minimum Death Benefit                                                          $ 6,223.35
      [ M * N ]

 (P)  Death Benefit 100,000.00
                                                                               -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 100,000.00
      [ Maximum of O and P ]




Monthly Progression of Year 5 Values

---------------------------------------------------------------------------------------------------------------------------------


                    End of                                      Beginning                Monthly       Asset           End of
               Prior Month         Premium       Premium         of Month         COI      Admin       Based            Month
  Month       Policy Value            Paid          Load     Policy Value      Charge     Charge      Charge     Policy Value
---------------------------------------------------------------------------------------------------------------------------------
    1           $ 2,354.35      $ 1,000.00       $ 70.00       $ 3,284.35      $32.64     $ 5.00         $ -       $ 3,258.30
    2             3,258.30               -             -         3,258.30       32.65       5.00           -         3,232.15
    3             3,232.15               -             -         3,232.15       32.66       5.00           -         3,205.90
    4             3,205.90               -             -         3,205.90       32.67       5.00           -         3,179.54
    5             3,179.54               -             -         3,179.54       32.68       5.00           -         3,153.08
    6             3,153.08               -             -         3,153.08       32.69       5.00           -         3,126.51
    7             3,126.51               -             -         3,126.51       32.69       5.00           -         3,099.85
    8             3,099.85               -             -         3,099.85       32.70       5.00           -         3,073.08
    9             3,073.08               -             -         3,073.08       32.71       5.00           -         3,046.21
   10             3,046.21               -             -         3,046.21       32.72       5.00           -         3,019.23
   11             3,019.23               -             -         3,019.23       32.73       5.00           -         2,992.15
   12             2,992.15               -             -         2,992.15       32.74       5.00           -         2,964.96


---------------------------------------------------------------------

                                End of                        End of
                                 Month                         Month
                 Face            Death      Surrender      Surrender
  Month        Amount          Benefit         Charge          Value
---------------------------------------------------------------------
    1        $100,000        $ 100,000       $ 375.75      $2,882.55
    2         100,000          100,000         375.75       2,856.40
    3         100,000          100,000         375.75       2,830.15
    4         100,000          100,000         375.75       2,803.79
    5         100,000          100,000         375.75       2,777.33
    6         100,000          100,000         375.75       2,750.76
    7         100,000          100,000         375.75       2,724.10
    8         100,000          100,000         375.75       2,697.33
    9         100,000          100,000         375.75       2,670.46
   10         100,000          100,000         375.75       2,643.48
   11         100,000          100,000         375.75       2,616.40
   12         100,000          100,000         375.75       2,589.21






DEATH BENEFIT OPTION 2


Development of Policy Value

--------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                    $ 2,328.53

 (B)  Plus Premium Paid in Year 5                                                      1,000.00

 (C)  Minus Premium Load                                                                  70.00
      [(5.00% + 2.00%) * $1,000]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                               $ 3,258.53
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   33.75
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 5.00

 (G)  Minus Asset Based Charge -

 (H)  Plus Investment Return ( 4.37%)3 11.50 [ ( D - E - F - G ) *
      ((1+0.0437)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                     $ 3,231.28
      [ D - E - F - G + H ]


-------------------------------------------------------------------------------

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.00^1/12)] less Cash Value at Beginning of Month
3    Hypothetical   Gross  Investment  Return  of  6.00%  less  the  Investement
     Management Fee of 0.88% and M&E charge of .75%



Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                     $ 3,231.28

 (K)  Less Surrender Charge 375.75 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                  $ 2,855.53
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                              $ 5.01

 (2)  Surrender Charge Multiplier for Year 5                                               0.75

 (3)  Face Amount                                                                    100,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Surrender Charge                                                                 $ 375.75
      [ 1 * (3 / 1,000) * 2 * 4 ]




Development of Death Benefit

------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                     $ 3,231.28

 (N) Applicable Corridor Factor 1.91
                                                                               -----------------

 (O)  Minimum Death Benefit                                                          $ 6,171.74
      [ M * N ]

 (P)  Death Benefit 103,231.28
                                                                               -----------------
      [Face Amount + Policy Value]

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 103,231.28
      [ Maximum of O and P ]



Monthly Progression of Year 5 Values

--------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset           End of
               Prior Month         Premium       Premium          of Month        COI       Admin       Based            Month
  Month       Policy Value            Paid          Load      Policy Value     Charge      Charge      Charge     Policy Value
--------------------------------------------------------------------------------------------------------------------------------
    1           $ 2,328.53      $ 1,000.00       $ 70.00        $ 3,258.53     $33.75      $ 5.00         $ -       $ 3,231.28
    2             3,231.28               -             -          3,231.28      33.75        5.00           -         3,203.93
    3             3,203.93               -             -          3,203.93      33.75        5.00           -         3,176.48
    4             3,176.48               -             -          3,176.48      33.75        5.00           -         3,148.93
    5             3,148.93               -             -          3,148.93      33.75        5.00           -         3,121.29
    6             3,121.29               -             -          3,121.29      33.75        5.00           -         3,093.55
    7             3,093.55               -             -          3,093.55      33.75        5.00           -         3,065.71
    8             3,065.71               -             -          3,065.71      33.75        5.00           -         3,037.77
    9             3,037.77               -             -          3,037.77      33.75        5.00           -         3,009.73
   10             3,009.73               -             -          3,009.73      33.75        5.00           -         2,981.59
   11             2,981.59               -             -          2,981.59      33.75        5.00           -         2,953.35
   12             2,953.35               -             -          2,953.35      33.75        5.00           -         2,925.01


--------------------------------------------------------------------

                               End of                        End of
                                Month                         Month
                  Face          Death      Surrender      Surrender
  Month         Amount        Benefit         Charge          Value
--------------------------------------------------------------------
    1         $100,000      $ 103,231       $ 375.75      $2,855.53
    2          100,000        103,204         375.75       2,828.18
    3          100,000        103,176         375.75       2,800.73
    4          100,000        103,149         375.75       2,773.18
    5          100,000        103,121         375.75       2,745.54
    6          100,000        103,094         375.75       2,717.80
    7          100,000        103,066         375.75       2,689.96
    8          100,000        103,038         375.75       2,662.02
    9          100,000        103,010         375.75       2,633.98
   10          100,000        102,982         375.75       2,605.84
   11          100,000        102,953         375.75       2,577.60
   12          100,000        102,925         375.75       2,549.26